Share Repurchase Program	3 Months Ended
Mar. 31, 2021
Equity [Abstract]
Share Repurchase Program

(12) Share Repurchase Program

In August 2019, the Company’s board of directors approved a share repurchase program to repurchase up to $25,000 of the Company’s common shares, in March 2020 the board of directors approved an increase by another $25,000 to this program and in September 2020 the program was further increased by $50,000. Under the program, the Company may purchase its common shares from time to time in the open market, in privately negotiated transactions or such other manner as will comply with applicable laws and regulations. The authorization does not obligate us to acquire a specific number of shares during any period, but it may be modified, suspended or terminated at any time at the discretion of the Company’s board of directors.

During the three months ended March 31, 2021, the Company repurchased 546,220 shares at an average price of $19.73 for a total amount of $10,778, including commissions paid. During the three months ended March 31, 2020, the Company repurchased 1,947,443 shares at an average price of $7.91 for a total amount of $15,477, including commissions paid. As of March 31, 2021, approximately $12,454 remained available for repurchases under the share repurchase program.